UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

The Smith & Wollensky Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16505 (Commission File Number)	58-2350980 (IRS Employer Identification No.)
1114 First Avenue New York, New York (Address of principal executive offices)	10021 (Zip Code)
(212) 838-2061 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 22, 2005, The Smith & Wollensky Restaurant Group, Inc. (the “Company”) announced that the Company will close its Manhattan Ocean Club restaurant on January 1, 2006 and that it will open a new restaurant in the space Manhattan Ocean Club currently occupies. The Company anticipates the new restaurant to open in Spring 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Smith & Wollensky Restaurant Group, Inc.

By:	/s/ Samuel Goldfinger
Samuel Goldfinger
Chief Financial Officer, Treasurer and
Secretary

Date:	December 22, 2005